UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2014

URS Corporation

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or other jurisdiction

of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor

San Francisco, California 94111-2728

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2014, the Board of Directors (the “Board”) of URS Corporation (the “Company”) approved an amendment to Article III, Section 5(b)(3) of the Company’s Bylaws, which amendment is effective immediately. The amendment extended the deadline for stockholders to nominate directors to the Board at the 2014 Annual Meeting of Stockholders from February 22, 2014 to March 14, 2014.

As amended and restated, Article III, Section 5(b)(3) of the Company’s Bylaws provides as follows:

“(3) To be timely, the written notice required by Section 5(b)(1) or 5(b)(2) must be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting, except that solely with respect to the 2014 annual meeting of stockholders of the corporation, to be timely (and notwithstanding anything to the contrary contained in this Section 5(b)(3)), the written notice required by Section 5(b)(1) must be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the seventieth (70th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, the written notice required by Section 5(b)(1) or 5(b)(2) must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.”

Amendment No. 1 to the Company’s Bylaws is set forth in Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment No. 1, dated February 20, 2014, to the Bylaws of URS Corporation as amended and restated on February 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

By:	/s/ Reed N. Brimhall
Name:	Reed N. Brimhall
Title:	Vice President and Chief Accounting Officer

Date: February 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1, dated February 20, 2014, to the Bylaws of URS Corporation as amended and restated on February 26, 2010.